SHARE EXCHANGE AGREEMENT

THIS AGREEMENT dated as of November __, 2006.

BETWEEN:

THE UNDERSIGNED SHAREHOLDERS OF LUSORA INC.
AS LISTED ON SCHEDULE 1 ATTACHED HERETO

(the “Privco Shareholders”)

AND:

Lusora Healthcare Systems Inc., a Company incorporated under the laws of the Sate of Nevada, with an office at 2802 FlintrockTrace, Suite 221, Austin, Texas

(“LHCS”)

WHEREAS:

A.	The Privco Shareholders are the owners of 30,075,000 common shares in the capital of Lusora, Inc. (collectively, the “Property”), a corporation existing under the laws of the State of Nevada; and,

B.	The Privco Shareholders have agreed to exchange and LHCS has agreed to purchase the Property on the terms and conditions set forth in this share exchange agreement (“Agreement”).

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the premises and the respective covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1.	The Privco Shareholders hereby exchanges and LHCS hereby purchases the Property for and at a price equal to the fair market value of the Property at the date of this Agreement (the “Purchase Price”).

2.

In consideration for the transfer of each common share in the capital of Lusora Inc. by the Privco Shareholders to LHCS, LHCS agrees to issue to the Privco Shareholders one common share in the capital of LHCS, with an aggregate value equal to the Purchase Price.

3.

The Privco Shareholders represent and warrant that they are the beneficial owners of the Property and that the Property is free and clear of all encumbrances of every nature and kind whatsoever and is freely saleable and transferable to LHCS.

4.

Notwithstanding anything herein contained, the parties agree that it is their intention that the Purchase Price be an amount equal to the fair market value of the Property on the closing date (“Closing Date”) of the purchase and exchange of the Property (the “Transaction”).

5.	If at any time after the closing date of the Transaction contemplated by this Agreement:

	(a)	the parties determine that the fair market value of the Property is different from the Purchase Price therefor as herein set out; or,

(b)

the competent taxing authority issues or proposes to issue any assessment or re-assessment of tax for any person on the basis of a determination that the fair market value of the Property is different from the Purchase Price, and the parties agree with such determination, or for the purposes of administering the applicable tax statute and determining the income tax consequence of the transaction herein set out, a determination of the fair market value is finally determined by a tribunal or Court of competent jurisdiction to be other than the Purchase Price;

the parties will amend this Agreement retroactively to the effective date hereof and adjust the Purchase Price to ensure that the intention set out in Section 4 of this Agreement is met, but in no event will such elected amount be an amount greater than the fair market value thereof. Any adjustment to the Purchase Price pursuant to this Section 5 will be carried out between the parties as agreed at the time such adjustment is to be made.

6.	Each Privco Shareholder represents and warrants that:

(a)

he has been advised to consult his own legal, tax and other advisors with respect to the merits and risks of an investment in the common shares in the capital of LHCS and with respect to applicable resale restrictions;

	(b)	he is solely responsible (and LHCS is not in any way responsible) for compliance with:

(i) any applicable laws of the jurisdiction in which the Privco Shareholder is resident; and,

(ii) applicable resale restrictions,

in connection with the common shares in the capital of LHCS hereunder.

7.	If the Privco Shareholder is a Canadian, he hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing Date) that:

	(a)	he is not a U.S. Person;

(b)	he is (check one or more of the following boxes):

	(A)	a director, officer, employee or control person of the Company	[ ]

	(B)	a spouse, parent, grandparent, brother, sister or child of a director, senior officer or control person of the Company	[ ]

	(C)	a parent, grandparent, brother, sister or child of the spouse of a director, senior officer or control person of the Company	[ ]

	(D)	a close personal friend of a director, senior officer or control person of the Company	[ ]

	(E)	a close business associate of a director, senior officer or control person of the Company	[ ]

(c)

if the Privco Shareholder has checked one or more of boxes B, C, D or E in paragraph (b) above, the director(s), senior officer(s), or control person(s) of the Company with whom the Privco Shareholder has the relationship is :

(Fill in the name of each director. senior officer and control person with whom you have the above-mentioned relationship).

(d)	he is not acquiring the Shares for the account or benefit of, directly or indirectly, any U.S. Person; and,

(e)	he is outside the United States when receiving and executing this Agreement.

8.	If the Privco Shareholder is a U.S. person, he hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing Date) that:

(a)

upon execution of this Agreement, the Privco Shareholder will complete the “Prospective Investor Suitability Questionnaire” attached as Schedule 2 to this Agreement (the “Questionnaire”) and that the Questionnaire is a representation and warranty that the Company will rely on.

9.

The Privco Shareholders acknowledge that the representations and warranties contained herein are made by them with the intention that such representations and warranties may be relied upon by the Company and its legal counsel in determining the Privco Shareholders' eligibility to obtain the common shares in the capital of LHCS under applicable securities legislation. The Privco Shareholders further agree that by accepting delivery of the certificates representing the common shares in the capital of LHCS, they will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date of this Agreement with the same force and effect as if they had been made by the Privco Shareholders on the Closing Date and that they will survive the purchase by the Privco Shareholders of Shares and will continue in full force and effect notwithstanding any subsequent disposition by the Privco Shareholders of such Shares.

10.

Each Privco Shareholder acknowledges and agrees that this Agreement and all the provisions hereof shall be binding upon each Privco Shareholder individually and will remain in full force and effect notwithstanding the failure of any other Privco Shareholder to execute this Agreement or complete the exchange of his respective shares.

11.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada and the federal laws of the United States applicable therein and shall be treated in all respects as a Nevada contract.

12.

This Agreement and all the provisions hereof shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights hereunder shall be assigned by any of the parties hereto without the prior written consent of the other party hereto.

13.

Each party shall make, do and execute, or cause to be made, done and executed all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may be reasonably required in order to implement this Agreement.

14.	This Agreement will enure to the benefit of and be binding upon The Privco Shareholders and LHCS and their respective heirs, successors and assigns.

15.	Time is of the Essence to this Agreement.

16.

This Agreement may be executed in counterparts, each of which shall be deemed an original, and each signed copy sent by electronic facsimile transmission shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties have entered into this Agreement as of the date and year first above written.

Lusora Healthcare Systems Inc.

Per: /s/ Dan Bauer
Authorized Signatory

Phase IV Partners, Inc.

Per: _________________________________
Authorized Signatory

WITNESSED BY:	)
)
)
Name	)
)
Address	)	/s/ Dan Bauer
	)	Dan Bauer
)
)
Occupation	)
WITNESSED BY:	)
)
)
Name	)
)
Address	)	/s/ Derek Barber
	)	Derek Barber
)
)
Occupation	)

WITNESSED BY:	)
)
)
Name	)
)
Address	)	/s/ Julian Lee
	)	Julian Lee
)
)
Occupation	)
WITNESSED BY:	)
)
)
Name	)
)
Address	)	/s/ Joseph Bauer
	)	Joseph Bauer
)
)
Occupation	)
WITNESSED BY:	)
)
)
Name	)
)
Address	)	/s/ Victor Segal
	)	Victor Segal
)
)
Occupation	)

Schedule 1
TO THE SHARE EXCHANGE AGREEMENT
AMONG THE PRIVCO SHAREHOLDERS AND LUSORA HEALTHCARE SYSTEMS INC.
(“LHCS”)

LIST OF THE PRIVCO SHAREHOLDERS

Name	Address	Number of Lusora Inc, Shares held before Closing Date	Total Number of LHCS Shares to be received on Closing Date
Dan Bauer	Lusora Healthcare Systems Inc. 2 Sheraton Street London, England W1F 8BH United Kingdom Attn: Mr. Dan Bauer	18,000,000	18,000,000
Phase IV Partners, Inc.	12430 Fairfax Ridge Place Austin, Texas 78738-5435 United States	1,875,000	1,875,000
Derek Barber	10880 Ryan Road Richmond, B.C. V7A 2G4	375,000	375,000
Julian Lee	30 Roland Gardens London, England SW7 3PL United Kingdom	1,875,000	1,875,000
Joseph Bauer	46 Arnhem Wharf London, England E14 3VQ United Kindom	7,750,000	7,750,000
Victor Segal	40 Chester Terrace London, England NW1 4ND United Kingdom	200,000	200,000
TOTAL:		30,075,000	30,075,000

Schedule 2

PROSPECTIVE INVESTOR SUITABILITY QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Share Exchange Agreement.

This Questionnaire is for use by each Subscriber who is a U.S. person (as that term is defined Regulation S of the United States Securities Act of 1933 (the “1933 Act”)) and has indicated an interest in purchasing Shares of Lusora Healthcare Services Inc. (the “Company”). The purpose of this Questionnaire is to assure the Company that each Subscriber will meet the standards imposed by the 1933 Act and the appropriate exemptions of applicable state securities laws. The Company will rely on the information contained in this Questionnaire for the purposes of such determination. The Shares will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(2) and Regulation D of the 1933 Act. This Questionnaire is not an offer of the Shares or any other securities of the Company in any state other than those specifically authorized by the Company.

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, each Subscriber agrees that, if necessary, this Questionnaire may be presented to such parties as the Company deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of exemption from registration in connection with the exchange of the Shares hereunder.

The Subscriber covenants, represents and warrants to the Company that it satisfies one or more of the categories of “Accredited Investors”, as defined by Regulation D promulgated under the 1933 Act, as indicated below: (Please initial in the space provide those categories, if any, of an “Accredited Investor” which the Subscriber satisfies)

______ Category 1
An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US $5,000,000;

______ Category 2	A natural person whose individual net worth, or joint net worth with that person's spouse, on the date of purchase exceeds US $1,000,000;

______ Category 3
A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

______ Category 4
A "bank" as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self- directed plan, whose investment decisions are made solely by persons that are accredited investors;

______ Category 5	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States);

______ Category 6	A director or executive officer of the Company;

______ Category 7
A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act;

______ Category 8	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories;

Note that prospective Subscribers claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Company with a balance sheet, prior years' federal income tax returns or other appropriate documentation to verify and substantiate the Subscriber's status as an Accredited Investor.

If the Subscriber is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

The Subscriber hereby certifies that the information contained in this Questionnaire is complete and accurate and the Subscriber will notify the Company promptly of any change in any such information. If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Subscriber represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the _____ day of November, 2006.

If a Corporation, Partnership or Other Entity:	If an Individual:

Print or Type Name of Entity	Signature

Signature of Authorized Signatory	Print or Type Name

Type of Entity	Social Security/Tax I.D. Number